Exhibit 24

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to Class A Ordinary Shares of the Company deliverable pursuant to the Aon plc Company Share Save Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of November 16, 2012.

/s/ Lester B. Knight
Lester B. Knight
Director

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to Class A Ordinary Shares of the Company deliverable pursuant to the Aon plc Company Share Save Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of November 16, 2012.

/s/ Gregory C. Case
Gregory C. Case
President, Chief Executive Officer and
Director

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to Class A Ordinary Shares of the Company deliverable pursuant to the Aon plc Company Share Save Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of November 16, 2012.

/s/ Fulvio Conti
Fulvio Conti
Director

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to Class A Ordinary Shares of the Company deliverable pursuant to the Aon plc Company Share Save Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of November 16, 2012.

/s/ Cheryl A. Francis
Cheryl A. Francis
Director

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to Class A Ordinary Shares of the Company deliverable pursuant to the Aon plc Company Share Save Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of November 16, 2012.

/s/ Edgar D. Jannotta
Edgar D. Jannotta
Director

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to Class A Ordinary Shares of the Company deliverable pursuant to the Aon plc Company Share Save Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of November 16, 2012.

/s/ J. Michael Losh
J. Michael Losh
Director

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to Class A Ordinary Shares of the Company deliverable pursuant to the Aon plc Company Share Save Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of November 16, 2012.

/s/ Robert S. Morrison
Robert S. Morrison
Director

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to Class A Ordinary Shares of the Company deliverable pursuant to the Aon plc Company Share Save Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of November 16, 2012.

/s/ Richard B. Myers
Richard B. Myers
Director

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to Class A Ordinary Shares of the Company deliverable pursuant to the Aon plc Company Share Save Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of November 16, 2012.

/s/ Richard C. Notebaert
Richard C. Notebaert
Director

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to Class A Ordinary Shares of the Company deliverable pursuant to the Aon plc Company Share Save Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of November 16, 2012.

/s/ Gloria Santona
Gloria Santona
Director

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to Class A Ordinary Shares of the Company deliverable pursuant to the Aon plc Company Share Save Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of November 16, 2012.

/s/ Carolyn Y. Woo
Carolyn Y. Woo
Director